UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                September 5, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


            1- 4682                                       22-1326940
   (Commission File Number)                 (IRS Employer Identification No.)


                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry/Modification of a Material Definitive Agreement

     On September 5, 2007, the Board of Directors of Thomas & Betts Corporation (the "Company") approved the amendment of the Company's U.S. non-union pension plan and an enhancement to the Company's 401(k) Savings Plan match for future affected employees. At the Board's request, the Company's executive management will prepare formal plan amendments to reflect the Board's decisions, which are described below:

     Thomas & Betts Pension Plan (the Qualified Defined Benefit Plan, a/k/a the "DB Plan")

          The Company's DB Plan will be amended to preclude entry to Employees hired after December 31, 2007; and, to preclude re-entry for employees who lose eligibility at any time after December 31, 2007 (the "Affected Employees").

     Thomas  &  Betts   Employees'   Investment  Plan  (the  Qualified   Defined
     Contribution Plan, a/k/a the ("DC Plan")

          Effective January 1, 2008, the Company will amend its DC Plan to provide a 3% non-elective company contribution to the Affected Employees in addition to the existing company match.


Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On September 5, 2007 the Board of Directors of the Company approved certain amendments to all of the compensation plans and agreements between the Company and (i) Dominic J. Pileggi, President and Chief Executive Officer, (ii) Kenneth
W. Fluke, Senior Vice President and Chief Financial Officer, (iii) Imad Hajj, Vice President and Chief Development Officer, (iv) Christopher P. Hartmann, Executive Vice President and Chief Operating Officer, (v) J.N. Raines, Vice President-General Counsel and Secretary, and (vi) Stanley P. Locke, Vice President - Controller. These amendments add provisions to comply with Section 409A of the Internal Revenue Code relating to nonqualified deferred compensation plans and to increase the non-discretionary maximum incentive payout to 200% of target.


Item 9.01 - Financial Statements and Exhibits

Exhibit   Description of Exhibits
-------   -----------------------

10.3      Amended and Restated Thomas & Betts Corporation Executive Retirement
          Plan

10.4      Amended and Restated Thomas & Betts Corporation Management Incentive
          Plan

10.5      Amended and Restated Thomas & Betts Corporation Pension Restoration
          Plan

10.6 Amended and Restated Thomas & Betts Corporation Supplemental Executive Investment Plan

10.7      Amended and Restated Termination Protection Agreement (Pileggi)

10.8      Amended and Restated Termination Protection Agreement (Fluke)

10.9      Amended and Restated Termination Protection Agreement (Hajj)

10.10     Amended and Restated Termination Protection Agreement (Hartmann)

10.11     Amended and Restated Termination Protection Agreement (Raines)

10.12     Amended and Restated Termination Protection Agreement (Locke)

10.13     Amended and Restated Thomas & Betts Corporation Indemnification
          Agreement

10.14     Health Benefits Continuation Agreement (Pileggi)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Thomas & Betts Corporation
                                                   (Registrant)


                                                   By: /s/ W. David Smith, Jr.
                                                   ---------------------------
                                                   W. David Smith, Jr.
                                                   Assistant General Counsel and
                                                   Assistant Secretary


Date: September 11, 2007

                                  Exhibit Index


Exhibit   Description of Exhibits
-------   -----------------------

10.3      Amended and Restated Thomas & Betts Corporation Executive Retirement
          Plan

10.4      Amended and Restated Thomas & Betts Corporation Management Incentive
          Plan

10.5      Amended and Restated Thomas & Betts Corporation Pension and
          Restoration Plan

10.6 Amended and Restated Thomas & Betts Corporation Supplemental Employee Investment Plan

10.7      Amended and Restated Termination Protection Agreement (Pileggi)

10.8      Amended and Restated Termination Protection Agreement (Fluke)

10.9      Amended and Restated Termination Protection Agreement (Hajj)

10.10     Amended and Restated Termination Protection Agreement (Hartmann)

10.11     Amended and Restated Termination Protection Agreement (Raines)

10.12     Amended and Restated Termination Protection Agreement (Locke)

10.13     Amended and Restated Thomas & Betts Corporation Indemnification
          Agreement

10.14     Health Benefits Continuation Agreement (Pileggi)